EXHIBIT 7.4
                                                                   -----------

                            JOINT FILING AGREEMENT

      We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated:  September 29, 1997

                               WESTBROOK REAL ESTATE PARTNERS, L.L.C.


                               By:/S/ PATRICK K. FOX
                                  ---------------------------------------------
                                Name:     Patrick K. Fox
                                Title:    Attorney-in-Fact


                               WESTBROOK REAL ESTATE PARTNERS
                                 MANAGEMENT I, L.L.C.


                               By: Westbrook Real Estate Partners, L.L.C., Managing Member


                                    By:/S/ PATRICK K. FOX
                                       -----------------------------------------
                                    Name: Patrick K. Fox
                                    Title: Attorney-in-Fact


                               WESTBROOK REAL ESTATE FUND I, L.P.

                               By:  Westbrook Real Estate Partners
                                    Management I, L.L.C., General Partner

                               By:  Westbrook Real Estate Partners, L.L.C.,
                                    Managing Member


                                    By:/S/ PATRICK K. FOX
                                       -----------------------------------------
                                    Name: Patrick K. Fox
                                    Title: Attorney-in-Fact


                               WESTBROOK REAL ESTATE CO-INVESTMENT
                                 PARTNERSHIP I, L.P.

                               By:  Westbrook Real Estate Partners
                                    Management I, L.L.C., General Partner

                               By: Westbrook Real Estate Partners, L.L.C., Managing Member


                                    By:/S/ PATRICK K. FOX
                                       -----------------------------------------
                                    Name: Patrick K. Fox
                                    Title: Attorney-in-Fact

                               /S/ GREGORY H. HARTMAN
                               -------------------------------------------------
                               Gregory H. Hartman



                               /S/ JEFFREY M. KAPLAN
                               -------------------------------------------------
                               Jeffrey M. Kaplan




                               /S/ PAUL D. KAZILIONIS
                               -------------------------------------------------
                               Paul D. Kazilionis



                               /S/ JONATHAN H. PAUL
                               -------------------------------------------------
                               Jonathan H. Paul



                               /S/ WILLIAM H. WALTON III
                               -------------------------------------------------
                               William H. Walton III